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                                                                   EXHIBIT 10.18

                           LOAN AND SECURITY AGREEMENT

         This Loan and Security Agreement (this "Agreement") is entered into as of this 5th day of August, 2003 by and between Franklin Funding, Inc., a Utah corporation with its principal place of business at 6914 South 3000 East #203, Salt Lake City, Utah 84121 ("Lender"), and Pacific Biometrics, Inc., a Washington corporation with its principal place of business at 220 West Harrison Street, Seattle, WA 98119 ("Borrower"). The parties agree as follows:

         1.       Definitions.

                  "Collateral" shall mean the Equipment and the proceeds of any sale thereof, the assignment, lease, or sublease thereof, any insurance proceeds with respect thereto, and any other rights of Borrower, tangible or intangible, in and to the Equipment

                  "Equipment" shall mean the equipment of Borrower described in Exhibit A hereto, together with all replacement parts, modifications, improvements, repairs, additions, accessories and alterations incorporated in the Equipment as now or hereafter affixed thereto.

                  "Equipment Loss" shall mean the loss, damage, theft or destruction of the Equipment, or any portion thereof, from any cause whatsoever.

                  "Event of Default" shall mean those events set forth in
Section 6 hereof.

                  "Obligations" shall mean Borrower's obligation to repay all Loans, and any extensions, modifications or renewals of such Loans.

                  "Permitted Liens" shall mean the following: (i) purchase money security interests in specific items of Equipment; (ii) leases of specific items of Equipment; (iii) liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of Lender's security interests; (iv) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations that are not delinquent more than 30 days or are being contested in good faith by appropriate proceedings, (v) any judgment, attachment or similar lien, that has been discharged or execution on which has been stayed and that has been bonded against pending appeal within 30 days of the entry thereof; and (vi) the security interest granted to Lender pursuant to this Agreement.

         2.       Loans and Payments.

                  (a) Loans. Lender shall, at Borrower's request, make one or more loans (each, a "Loan" and collectively, the "Loans") to Borrower, from time to time in total principal amount of not more than $250,000.00. Each Loan shall be in an amount of not more than $50,000.00, or such greater amount as mutually agreed by Lender and Borrower. All requests for Loans shall be made to Lender no later than November 15, 2003, any Lender shall have no obligation to make any Loans for any requests received by it after such date. As of the date hereof, Lender is making an initial Loan to Borrower in the principal sum of $50,000.00. Requests for Loans shall be in writing and submitted by Borrower to Lender at least three business days prior to the date the Loan is to be made.

                  (b) Interest. The Loans shall accrue interest at the rate of 17.64% per annum. Interest shall be calculated on the basis of a 365/366-day year for the actual number of days elapsed.

                  (c) Maturity Date; Extension. All amounts outstanding hereunder are due and payable on August 5, 2006 (the "Maturity Date"). Lender may extend the Maturity Date in its sole discretion.

                  (d) Payments; Prepayments. Payments of principal and interest on the Loans shall be amortized over 36 months, with a balloon payment of $30,000.00 principal due on the Maturity Date. The

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amortization schedule for the initial Loan being made hereunder is attached to this Agreement as Exhibit B. Each time that Lender makes a Loan to Borrower, Lender and Borrower shall review and update the amortization schedule to include all outstanding Loans. Payments on the Loans shall be due and payable on the 15th day of each month, provided, that Borrower will be allowed a five day grace period on payment due. For any payments more than five days past due, such payment shall also accrue a late fee equal to five percent (5%) of the amount of such late payment, and such late fee shall be immediately due and payable by Borrower to Lender as additional Obligations hereunder. Borrower may prepay the Loans in full at any time without premium or penalty, upon payment of the entire then-remaining principal amount (as reflected on the amortization schedule) plus any accrued and unpaid interest through the date of repayment. Borrower shall not make any partial prepayments on the Loans.

                  (e) Conditions Precedent to Loans. Notwithstanding any provisions herein to the contrary, Loans will not be made hereunder until the following documents requested by Lender in connection with this Agreement have been delivered to Lender in form and substance reasonably acceptable to Lender:

                  1. Certified copy of Borrower's Articles of Incorporation and By-Laws;

                  2. Certificate of Existence from Borrower's State of Incorporation;

                  3.       Certified Copy of Corporate Resolution;

                  4.       Certificate of Incumbency and Authority;

                  5. UCC Search, Tax Lien Search, and Judgment Lien Search results satisfactory to Lender;

                  6. Release or subordination of any prior security interests in the Equipment including "after acquired" clauses;

                  7. Current financial statements prepared by Pacific Biometrics Inc.;

                  8. Most recent audited financial statements of Pacific Biometrics Inc. prepared by its independent auditor;

                  9.       UCC-1 financing statements signed by Borrower; and

                  10.      Such other items or documents as Lender may request.

         3. Security Interest. Borrower grants Lender a first priority security interest in the Collateral to secure Borrower's timely payment and performance of the Obligations. Borrower agrees to promptly execute and deliver or cause to be executed and delivered to Lender and Lender is hereby authorized to record or file, any statement and/or instrument requested by Lender for the purpose of showing Lender's security interest in the Collateral, including without limitation, financing statements and security agreements. Borrower hereby appoints Lender as Borrower's limited attorney-in-fact to execute and record all documents necessary to perfect or maintain the perfection of Lender's security interests hereunder or to make claim for, receive payment of, and execute and endorse all documents, checks or drafts for loss or damage under any insurance policy.

         4. Representations and Warranties. Borrower represents and warrants to Lender that, except as set forth in periodic reports on Forms 10-KSB, 10-QSB and 8-K filed from time to time with the U.S. Securities Exchange Commission by Pacific Biometrics Inc.:

                  (a) Financial Statements. (i) All applications, financial statements and reports which have been submitted by Borrower to Lender are, and all information hereafter furnished by Borrower to Lender will be, true and correct in all material respects as of the date submitted; (ii) as of the date hereof, there has been no material adverse change in any matter stated in such applications, financial statements and reports except as otherwise disclosed to Lender; (iii) none of the foregoing omit or omitted to state any material fact necessary to make such statements made to Lender not misleading at the time made.

                  (b) Organization. Borrower is a corporation duly organized and validly existing in the State of Washington, and is duly qualified to do business and is in good standing in each State in which the Equipment will be located, except where the failure to be qualified or in good standing would not have a material adverse effect on the business and operations of Borrower.

                  (c) Authority. Borrower has full power, authority and right to own and/or lease property and to execute, deliver and perform this Agreement, and the execution, delivery and performance hereof has been authorized by all necessary action of Borrower.

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                  (d)      Enforceability. This Agreement and any other document
executed in connection herewith has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower enforceable against it in accordance with its terms.

                  (e) Consents. The execution, delivery and performance of this Agreement does not require any approval or consent of any stockholders, partners or proprietors or of any trustee or holders of any indebtedness or obligations of Borrower, and will not contravene any law, regulation, judgment or decree applicable to Borrower, or the articles of incorporation, by-laws or other governing documents of Borrower, or contravene the provisions of, or constitute a default under, or result in the creation of any lien upon any property of Borrower under any mortgage, instrument or other agreement to which Borrower is a party or by which Borrower or its assets may be bound or affected (except for the security interest created hereby). Except as disclosed or contemplated by this Agreement, no authorization, approval, license, filing or registration with any court or governmental agency or instrumentality is necessary in connection with the execution, delivery, performance, validity and enforceability of this Agreement.

                  (f) Title. Borrower has good and marketable title to the Equipment, free and clear of all liens other than Permitted Liens. No party has a security interest in the Equipment, other than Permitted Liens, and the Equipment is and shall at all times remain personal property regardless of how it may be affixed to any real property.

                  (g) Litigation. There is no action, suit, investigation or proceeding by or before any court, arbitrator, agency or governmental authority pending or, to the knowledge of Borrower, threatened against or affecting Borrower (i) which involves the Equipment or the transactions contemplated by this Agreement, or (ii) which, if adversely determined, could have a material adverse effect on the financial condition, business or operation of Borrower.

         5.       Covenants of Borrower.

                  (a) Insurance. Until the Loans are paid in full, Borrower shall, at its own expense, keep the Equipment insured against risks of loss or damage in such amounts (but in no event less than the remaining outstanding balance due on the Loans and with a deductible amount not to exceed $10,000.00) and in such form as is reasonably satisfactory to Lender. All such insurance policies shall name Lender and Lender's assignee(s) as principal loss payees as their interests may appear. Borrower shall also, at its own expense, carry public liability insurance, with Lender and Lender's assignee(s) named as an additional insured, in such amounts with such companies and in such form as is reasonably satisfactory to Lender, with respect to injury to person or property resulting from or based in any way upon or in any way connected with or relating to the installation, use or alleged use, or operation of any or all of the Equipment, or its location or condition. Not less than 30 days following the date hereof, Borrower shall deliver to Lender satisfactory evidence of such insurance and shall further deliver evidence of renewal of each such policy not less than 30 days prior to expiration thereof. Each such policy shall contain an endorsement providing that the insurer will give Lender and its assignees not less than 30 days' prior written notice of the effective date of any alteration, change, cancellation, or modification of such policy or the failure by Borrower to timely pay all required premiums, costs or charges with respect thereto. Upon Lender's request, Borrower shall cause its insurance agent(s) to execute and deliver to Lender Loss Payable Clause Endorsement and Additional Insured Endorsement (bodily injury and property damage liability insurance) forms provided to Borrower to Lender and name any assignees of Lender designated by Lender. Each policy shall be primary without rights of contribution from any other insurance which is carried by Lender and shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. Each policy shall provide for payment to Lender and its assignees notwithstanding any action, inaction or breach of representation or warranty by Borrower or Lender. In case of the failure to procure or maintain such insurance, Lender shall have the right, but not the obligation, to obtain such insurance and there shall be no recourse against Lender or its assignees for payment of such premiums or other amounts with respect thereto. Any premium paid by Lender shall be immediately due and payable by Borrower to Lender as additional Obligations hereunder. The maintenance of any policy or policies of insurance pursuant to this Section shall not limit any obligation or liability of Borrower pursuant to any provision of this Agreement. Borrower shall, to the extent reasonably possible, obtain liability insurance required hereunder on an occurrence basis rather than a claims-made basis. To the extent that Borrower must obtain some or all of this coverage on a claims-made basis, Borrower shall provide Lender with satisfactory evidence that the retroactive date of the claims-

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made policy is prior to the date hereof or the date of the making of the first
Loan hereunder, whichever is earlier; that the then remaining aggregate amount of Borrower's coverage is and will be sufficient to meet the minimum amount of coverage required hereunder, and that the policy will either remain in force, be renewed, or a satisfactory discovery period will be purchased to cover any claims which might arise hereunder in the future. Borrower's obligation to keep the Equipment insured as provided herein shall continue until the Obligations are paid in full.

                  (b) Care, Transfer and Use of Equipment. Borrower, at its own expense, shall maintain the Equipment in good operating condition and repair and in compliance with all applicable laws and regulations, and shall protect the Equipment from deterioration except for reasonable wear and tear resulting only from proper use thereof. The disrepair or inoperability of the Equipment regardless of the cause thereof shall not relieve Borrower of its Obligations. WITHOUT LENDER'S PRIOR WRITTEN CONSENT, BORROWER MAY NOT SELL, CONVEY, TRANSFER, ASSIGN, SUBLEASE, ENCUMBER ANY ITEMS OF EQUIPMENT OTHER THAN IN THE ORDINARY COURSE OF ITS BUSINESS, AND ANY SUCH PURPORTED TRANSACTION SHALL BE NULL AND VOID AND OF NO FORCE OR EFFECT. Borrower shall at its expense at all times keep the Equipment free from any and all liens, encumbrances, attachments, levies, executions, burdens, charges or legal process of any and every type whatsoever, other than Permitted Liens. Lender shall have the right during normal hours upon reasonable notice to Borrower, subject to applicable laws and regulations, to enter Borrower's premises in order to inspect or observe the Equipment, or to otherwise protect Lender's security interest therein.

                  (c) Equipment Loss. Borrower shall promptly notify Lender in writing of any Equipment Loss in excess of $10,000.00. In the event of any such Equipment Loss, Borrower shall either, (a) promptly place, at Borrower's expense, the Equipment in good repair, condition and working order, or (b) promptly replace, at Borrower's expense, the Equipment with like equipment of the same or a later model as the Equipment, and in good repair, condition and working order. In the event Borrower is required to repair or replace any such item of Equipment pursuant to this Section, any insurance proceeds received by Borrower for such Equipment may be applied by Borrower for costs and expenses of repairing or replacing the Equipment.

                  (d) Costs of Compliance. Borrower shall promptly pay all costs, expenses and obligations of every kind and nature incurred in connection with the use or operation of the Equipment which may arise or become due during the term of this Agreement. In case of failure by Borrower to comply with any provision of this Agreement, Lender shall have the right, but not the obligation, to effect such compliance on behalf of Borrower. In such event, all costs and expenses incurred by Lender in effecting such compliance shall be immediately due and payable by Borrower to Lender as additional Obligations hereunder.

                  (e) Reports. So long as this Agreement is in effect, Borrower shall provide Lender with the following: (a) annual and quarterly financial statements of Parent, prepared in accordance with generally accepted accounting principles, and (b) prompt written notice of any material adverse change in Borrower's financial condition, business or operations. In addition, Borrower shall provide Lender with not less than 30 days prior written notice of any proposed change in Borrower's financial structure or ownership (e.g., merger, consolidation, sale, lease or other disposition of assets not in the ordinary course).

                  (f) Obligations; No Set-off. Borrower agrees that its obligations under this Agreement, including without limitation, the obligation to repay the Loans, are irrevocable and absolute, shall not abate for any reason whatsoever (including any claims against Lender). In the event of any alleged claim (including a claim which would otherwise be in the nature of a set-off) against Lender, Borrower shall fully perform and pay its obligations hereunder without set-off or defense of any kind, and its only recourse against Lender shall be by a separate action.

         6. Events of Default. Any one or more of the following shall constitute an Event of Default under this Agreement:

                  (a) Borrower shall fail to pay any principal of or interest on any Loans within five days after the date due;

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                  (b)      Borrower, without the prior consent of Lender,
attempts to or does sell, transfer, encumber, part with possession of, or sublet any item of the Equipment other than in the ordinary course of its business; or

                  (c) Borrower shall suffer or have suffered, in the reasonable judgment of Lender, any event the result of which has caused Lender reasonably to deem itself to be insecure including, but not limited to, any of the following: (i) a material adverse change in its financial condition or business prospects; (ii) a material change in structure (e.g., merger, consolidation, sale, lease or other disposition of assets not in the ordinary course); (iii) a material change in ownership (other than a change of ownership arising out of any distributions of Borrower stock by Saigene Corporation to any of its shareholders, employees or creditors); (iv) any of the statements or other documents or information submitted at any time heretofore or hereafter by Borrower to Lender has misstated or shall misstate or has failed or shall fail to state a material fact necessary to make such statements made to Lender not misleading at the time made; or

                  (d) Borrower shall breach or shall have breached, in any material respect, any representation or warranty made or given by Borrower in this Agreement or in any other document furnished to Lender in connection herewith, or any such representation or warranty shall be untrue or, by reason of failure to state a material fact necessary to make such statements made to Lender not misleading at the time made, shall be misleading; or

                  (e) Borrower shall fail to perform or observe any other material covenant, condition or agreement to be performed or observed by it hereunder, and such failure or breach shall continue unremedied for a period of ten days after the earlier of (i) the date on which Borrower obtains, or should have obtained knowledge of such failure or breach, or (ii) the date on which notice thereof shall be given by Lender to Borrower; or

                  (f) Borrower shall become insolvent or bankrupt or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver, or a trustee or receiver shall be appointed for a substantial part of its property without its consent, or bankruptcy or reorganization or insolvency proceeding shall be instituted by or against Borrower and not discharged within 60 days; or

                  (g) Borrower conveys, sells, transfers, subleases or assigns substantially all of Borrower's assets or ceases doing business as a going concern, ceases to be in good standing or files a statement of intent to dissolve, or abandons any or all of the Equipment; or

                  (h) Borrower shall be in material breach of or default under any other agreement at any time executed with Lender, or with any other lender to Borrower.

         7.       Remedies.

                  (a) Remedies. Upon the occurrence and during the continuance of any Event of Default, Lender, at its option, may do any one or more of the following, without notice except for such notices as are required by law: (i) accelerate and declare the Obligations to be immediately due and payable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (ii) take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes Lender to enter Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge by Borrower for so long as Lender reasonably deems it necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; (iii) require Borrower to assemble any or all of the Collateral and make it available to Lender at places designated by Lender which are reasonably convenient to Lender and Borrower, and to remove the Collateral to such locations as Lender may reasonably deem advisable; (iv) exercise any other right or remedy which may be available to it under the Article 9 of the Uniform Commercial Code as then in effect in the State of Utah. Lender reserves the right, in its sole and absolute discretion, to release or sell any or all of the Collateral at a public auction or in a private sale, at such time, on such terms and with such notice as Lender shall in its sole and absolute discretion deem reasonable. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by Lender with respect to the foregoing shall be added to and become part of the Obligations.

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                  (b)      Application of Proceeds. All proceeds realized as the
result of any sale or other disposition of the Collateral shall be applied by Lender first to the reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Lender in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as Lender shall determine in its sole discretion. Any surplus shall be paid to Borrower or other persons legally entitled thereto; Borrower shall remain liable to Lender for any deficiency.

                  (c) Remedies Cumulative. In addition to the rights and remedies set forth in this Agreement, Lender shall have all the other rights and remedies accorded a secured party under Article 9 of the Utah Uniform Commercial Code and under all other applicable laws, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by Lender of one or more of its rights or remedies shall not be deemed an election, nor bar Lender from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Lender to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid.

                  (d) Limited Power of Attorney. After the occurrence and during the continuance of an Event of Default, Borrower irrevocably appoints Lender (and any of Lender's designated employees or agents) as Borrower's true and lawful attorney in fact to (i) make, settle and adjust all claims under and decisions with respect to Borrower's policies of insurance, (ii) settle and adjust disputes and claims respecting the Collateral; (iii) execute and deliver all notices, instruments and agreements in connection with the perfection of the security interest granted in this Agreement, (iv) sell, lease or otherwise dispose of all or any part of the Collateral, and (v) take any other action or sign any other documents required to be taken or signed by Borrower, or reasonably necessary to enforce Lender's rights or remedies or otherwise carry out the purposes of this Agreement. The appointment of Lender as Borrower's attorney in fact, and each of Lender's rights and powers, being coupled with an interest, are irrevocable until all Obligations owing to Lender have been paid in full.

         8. Indemnification. Borrower will indemnify and hold harmless Lender and its officers, employees and agents from and against any and all liability, loss, costs, damage, penalties, suits, judgments, demands, claims, expenses and disbursements (including without limitation, reasonable attorneys' fees) incurred by Lender arising out of, on account of, or in connection with this Agreement or the Loans.

         9. Waivers. The failure of Lender at any time or times to require Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and Lender shall not waive or diminish any right of Lender later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other agreement shall be deemed to have been waived except by a specific written waiver signed by an authorized officer of Lender and delivered to Borrower. Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, and notice of any action taken by Lender, unless expressly required by this Agreement.

         10. Assignment by Lender. LENDER MAY (WITH OR WITHOUT NOTICE TO BORROWER) SELL, TRANSFER, ASSIGN OR GRANT A SECURITY INTEREST IN ALL OR ANY PART OF ITS INTEREST IN THE LOANS AND ITS RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT. In such an event, Borrower shall, upon receipt of notice from Lender, acknowledge any such sale, transfer, assignment or grant of a security interest and shall pay its obligations hereunder or amounts equal thereto to the respective transferee, assignee or secured party in the manner specified in any instructions received from Lender. Borrower shall have no liability for failure to make payments to any such transferee, assignee or secured party until and unless it has received written notice and instruction from Lender. Notwithstanding any such sale, transfer, assignment or grant of a security interest by Lender and so long as no Event of Default shall have occurred and be continuing hereunder, neither Lender nor any transferee, assignee or secured party of Lender shall interfere with Borrower's right of use or quiet enjoyment of the Equipment. In the event of such sale, transfer, assignment or grant of a security interest in all or any part of the Loans or this Agreement, Borrower agrees to execute such documents as may be reasonably necessary to evidence, secure and complete such sale, transfer, assignment or grant of a security interest and to perfect the transferee's, assignee's or secured party's interest therein; provided, however, that the rights of any transferee, assignee or secured party shall be subject to any defense, set-off or counterclaim that Borrower may have

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against Lender or any other party. Borrower acknowledges that any assignment or transfer by Lender shall not materially change Borrower's duties or obligations under this Agreement nor materially increase the burdens and risks imposed on Borrower.

         11.      Warrants.

                  (a) Stock Purchase Warrants. Effective on each date that the Lender funds a Loan pursuant to Section 2, Pacific Biometrics, Inc., a Delaware corporation ("Parent"), shall issue and deliver to Lender stock purchase warrants (collectively, the "Warrants") to purchase shares of Parent common stock, on the basis of 5,000 shares for each $50,000 in principal amount of Loans funded by Lender on such date, up to a maximum aggregate number of 25,000 shares (collectively, the "Shares") for all Loans. The exercise price for each Warrant shall be equal to the fair market value of the common stock as of the respective date of grant as determined by Parent's board of directors in its sole discretion. The expiration date for the Warrants shall be ten years from the respective date of grant. The Warrants shall be subject to proportionate adjustment in the event of any stock split, stock dividend or similar recapitalization of Parent capital stock, and shall provide for piggyback registration rights in connection with a registered public offering of Parent common stock under the Securities Act (other than a registration statement relating solely to the sale of securities to participants in a employee benefit plan or a transaction covered by Rule 145 under the Securities Act), to the extent permitted under any existing registration rights agreements with such shareholders and subject to customary underwriter cutbacks, if any. The Warrants shall be in form and substance acceptable to Parent.

                  (b) Securities Laws Representations by Lender. In connection with the grant of Warrants and issuance of Shares upon exercise of the Warrants, Lender makes the following representations and warranties to Borrower and Parent:

                  1. Lender acknowledges that neither the Warrants nor the Shares (collectively, the "Securities") are being registered under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws, but are being issued pursuant to exemptions from such laws. Lender acknowledges that certificates for the Securities will bear a legend to the effect that the Securities are "restricted securities," transfer of the Securities is restricted pursuant to the Securities Act and applicable state securities laws, and stop-transfer instructions will be placed with the transfer agent for the Securities. Lender understands that there will be securities laws restrictions on its ability to sell, pledge or transfer the Securities, and there are no assurances of a market for the Securities at such time Lender wants to sell them.

                  2. Lender is acquiring the Securities solely for its own account, for investment purposes only, and not with a view towards their resale or distribution. Lender has no present intention of selling, granting any participation in or otherwise distributing any of the Securities in a manner contrary to the Securities Act or any applicable state securities law.

                  3. Lender is a sophisticated investor, has sufficient knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment in the Securities. Lender's principal place of business is in the State of Utah.

                  4. Lender has been solely responsible for its due diligence investigation of Parent and Borrower and its business, operations, financial condition, assets, liabilities and other relevant matters. Lender has reviewed Parent's filings with the U.S. Securities and Exchange Commission, including the risk factors contained therein. Except as expressly set forth in this Agreement, neither Parent nor Borrower is making any representations or warranties to Lender.

         12. Costs. Borrower shall reimburse Lender for all reasonable costs ("Costs") related to this transaction including due diligence costs, legal costs, costs and fees relating to any filings hereunder (including, but not limited to, filing fees, searches, document preparation, and documentary stamps) and on-site document preparation costs (if such service is requested by Borrower) reasonably incurred by Lender; provided that reimbursement for legal costs shall not exceed $1,000.00. Lender shall provide an itemized statement of Costs to Borrower, if so requested by Borrower.

         13. Amendments. This Agreement and the Exhibits and Schedules hereto contain the entire agreement between the parties with respect to the transactions contemplated hereby and there is no agreement or understanding, oral or written, which is not set forth herein. This Agreement may not be altered, modified, terminated or discharged except by a writing signed by the party against whom such alteration, modification, termination or discharge is sought.

         14. Law. This Agreement shall be binding only when accepted by Lender at its principle place of business in Utah and shall in all respects be governed and construed, and the rights and the liabilities of the parties hereto determined, except for local filing requirements, in accordance with the laws of the State of Utah. BORROWER SUBMITS TO THE JURISDICTION OF THE FEDERAL DISTRICT COURTS OF COMPETENT JURISDICTION OR ANY STATE COURT WITHIN THE STATE OF UTAH AND WAIVES ANY RIGHT TO ASSERT THAT ANY ACTION INSTITUTED BY LENDER IN ANY SUCH COURT IS IN THE IMPROPER VENUE OR SHOULD BE TRANSFERRED TO A MORE CONVENIENT FORUM.

         15. Invalidity. In the event that any provision of this Agreement shall be unenforceable in whole or in part, such provision shall be limited to the extent necessary to render the same valid, or shall be excised from this Agreement, as circumstances may require, and this Agreement shall be construed as if said provision had been incorporated herein as so limited, or as if said provision had not been included herein, as the case may be without invalidating any of the remaining provisions hereof.

         16. Confidentiality. In handling any confidential or non-public information or Borrower or any of its customers that may be provided to Lender in connection with this Agreement and the transactions hereunder, Lender shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of the same, except that disclosure of such information may be made (a) to subsidiaries or affiliates of Lender in connection with their present or prospective business relations with Borrower, (b) to prospective transferees or purchasers of any interest in the Obligations, provided that they have entered into a comparable confidentiality agreement with respect thereto, (c) as required by law, regulations, rule or order, subpoena, judicial order or similar order (provided Lender first provides Borrower with prompt written notice of any such order timely enough so that Borrower may seek to oppose such disclosure or seek a protective order or other appropriate remedy), and (d) as may be required in connection with the examination, audit or similar investigation of Lender. Confidential information hereunder shall not include information that either:
(i) is in the public domain, or becomes part of the public domain, after disclosure to Lender through no fault of Lender; or (ii) is disclosed to Lender by a third party, provided Lender does not have actual knowledge that such third party is prohibited from disclosing such information. Lender acknowledges and agrees that it is aware (and that it will take commercially reasonable steps to inform its partners, principals, officers, employees, and agents who are required to have access to confidential information of Borrower) of the restrictions imposed by the U.S. federal securities laws on a person possessing material non-public information about a public company.

         17. Miscellaneous. All notices and demands relating hereto shall be in writing and shall be deemed to have been given (a) upon receipt, when delivered by hand or by electronic facsimile transmission, or (b) upon actual delivery by overnight courier, or (c) three days after mailing by regular first-class mail or certified mail return receipt requested, addressed to each party at the addresses indicated below their signatures below, or at any other address designated by notice served in accordance herewith. All obligations of Borrower and Lender shall survive the termination or expiration of this Agreement. Borrower shall, upon reasonable request of Lender from time to time, perform all acts and execute and deliver to Lender all documents which Lender deems reasonably necessary to implement this Agreement. This Agreement shall be binding upon the parties and their successors, legal representatives and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, debtor-in-possession, or trustee of or for Borrower.

         18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         EXECUTED as of the date first above written by duly authorized representatives of the parties hereto, intending to be bound hereby.

LENDER:                                           BORROWER:

FRANKLIN FUNDING, INC.,                           PACIFIC BIOMETRICS, INC.,
a Utah corporation                                a Washington corporation

By: /s/ Tod D.Johnson                             By: /s/ Ronald Helm
Title: President                                  Title: CEO

Address for notices:                              Address for notices:
6914 South 3000 East #203                         220 West Harrison Street
Salt Lake City, Utah  84121                       Seattle, WA 98119
Attn: Tod Johnson                                 Attn: ______________________
Fax:  (801) 943-9887                              Fax:  ______________________

Solely for purposes of Section 11 above:

                                                  PARENT:

                                                  PACIFIC BIOMETRICS, INC.,
                                                  a Delaware corporation

                                                  By: /s/ Ronald Helm
                                                  Title: CEO

                                    EXHIBIT A

                            Description of Collateral

The Collateral shall consist of all right, title and interest of Borrower in and to the following:

                  The equipment listed on Schedule A hereto, together with all replacement parts, modifications, improvements, repairs, additions, accessories and alterations incorporated in the Equipment as now or hereafter affixed thereto; and

                  Any and all claims, rights and interests in any of the above, and all substitutions and replacements for, additions, accessions, attachments, accessories, and improvements to, and proceeds and insurance proceeds of, any of the above.